UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         March 31, 2006
                                                 ------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


       DELAWARE                         000-30575                91-2032368
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 (State or other jurisdiction         (Commission             (IRS Employer
        of incorporation)             File Number)         Identification No.)


4991 CORPORATE DRIVE                                HUNTSVILLE, AL      35805
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 (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code     (256) 430-4000
                                                   ----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.

         The Agreement and Plan of Merger by and among Avocent Corporation, Cedar California Acquisition Corp., Cyclades Corporation, and Daniel Dalarossa and John Lima pursuant to which Avocent Corporation acquired Cyclades Corporation is incorporated herein by reference and filed as Exhibit 99.5 hereto.

Item 7.01  Regulation FD Disclosure

         On March 31, 2006, Avocent Corporation publicly disseminated a press release announcing that it had completed the acquisition of Cyclades Corporation. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.6 hereto.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number   Description of Exhibit
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99.5     Agreement of Plan and Merger
99.6     Press Release dated March 31, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AVOCENT CORPORATION

Date:  March 31, 2006
                               By: /s/ Edward H. Blankenship
                                   -----------------------------------------
                                    Edward H. Blankenship
                                    Senior Vice President of Finance
                                    and Chief Financial Officer




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                                 EXHIBIT INDEX


Exhibit                    Description
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99.5                       Agreement and Plan of Merger
99.6                       Press Release dated March 31, 2006